UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2007

ChoicePoint Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

1000 Alderman Drive Alpharetta, Georgia	30005
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 752-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2007, ChoicePoint Inc. (the “Company”) amended its Deferred Compensation Plan (the “Plan”) to provide: (i) for vesting requirements for Additional Company Contributions, as that term is defined under the Plan; (ii) that the number of shares of the Company’s common stock granted pursuant to Additional Company Contributions and Excess Matching Contributions, as such term is defined in the Plan, will reduce the aggregate number of shares of the Company’s common stock available for grant pursuant to contributions made under the Plan, as previously approved by the Company’s shareholders; and (iii) that distributions from Additional Company Contributions Accounts, as that term is defined under the Plan, will be made in shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2007	CHOICEPOINT INC.

	By:	/s/ Steven W. Surbaugh
Steven W. Surbaugh
Executive Vice President and Chief Administrative Officer